                                                                 Exhibit 10.20


                                 [LETTERHEAD]


June 2, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $20,000 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.




/s/ Mark Thomas
--------------------------------
Mark Thomas, General Manager





/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier

                                 [LETTERHEAD]


June 2, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $10,757.96 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.



/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier

                                 [LETTERHEAD]


June 5, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $3,800 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.



/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier

                                 [LETTERHEAD]


June 9, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $20,000 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.



/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier

                                 [LETTERHEAD]


June 16, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $5,660 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.



/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier

                                 [LETTERHEAD]


June 17, 1998


The following is a letter of agreement between Northern Radio Network (AKA, IVES and DARAKA) and Dr. Robert Currier for the loan of $18,000 to Northern Radio Network.

This loan is payable on demand and will accrue a 9% simple interest.



/s/ Dr. Robert Currier
--------------------------------
Dr. Robert Currier